UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2025

SOBR SAFE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53316	26-0731818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 S. Fiddlers Green Circle, Suite 1400

Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(844) 762-7723

(Registrant’s telephone number, including area code)

____________________________________________

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SOBR	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 31, 2025, SOBR Safe, Inc., a Delaware corporation (the “Company”), filed a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Certificate of Incorporation, as previously amended, with the Secretary of State of the State of Delaware for the purpose of effecting a 1-for-10 reverse stock split of the Company’s common stock, $0.00001 par value per share (the “Common Stock”).

Stockholders holding 30.25% of the Company’s then outstanding voting stock approved the Certificate of Amendment on December 9, 2024. The Certificate of Amendment will become effective with the State of Delaware on April 4, 2025. The Common Stock continues to be quoted on the Nasdaq Capital Market under the symbol “SOBR” and will start trading on a post-split basis on April 4, 2025.

As a result of the reverse stock split to be effected by the Certificate of Amendment, every 10 shares of the outstanding Common Stock prior to the effect of the Certificate of Amendment will be combined and reclassified into one share of the Common Stock. No fractional shares will be issued in connection with the reverse stock split, and any of the Company’s stockholders that would be entitled to receive a fractional share as a result of the reverse stock split will instead receive one additional share of the Common Stock in lieu of the fractional share. The reverse stock split will not in itself affect any stockholder’s ownership percentage of the Common Stock, except to the extent that any fractional share will be rounded up to the nearest whole share. The Company’s post-reverse stock split Common Stock has a new CUSIP number, 833592 405, but the par value and all other terms of the Common Stock will not be affected by the reverse stock split.

The foregoing description of the Certificate of Amendment and the reverse stock split set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 2, 2025, the Company issued a press release announcing a 1-for-10 reverse stock split of the Common Stock to be effective as of 12:01 a.m., Eastern Time, on April 4, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

3.1*	Certificate of Amendment to Certificate of Incorporation of SOBR Safe, Inc.
99.1*	Press Release dated April 2, 2025
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

_______________

*	Filed or furnished herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOBR Safe, Inc. a Delaware corporation

Dated: April 4, 2025	By:	/s/ David Gandini
David Gandini, Chief Executive Officer

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